UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2016

CEB Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34849	52-2056410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 303-3000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2016, CEB Inc. (“Company”) issued a press release with respect to its earnings for the three and six months ended June 30, 2016 and updated its 2016 guidance. On July 24, 2016, the Company’s Board of Directors approved a cash dividend for the third quarter of 2016 of $0.4125 per share payable on September 30, 2016 to shareholders of record on September 15, 2016.

A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.

Presentation slides used during the Company’s investor conference call, set for July 27, 2016, at 9:00 a.m. ET, may be accessed at http://ir.cebglobal.com/phoenix.zhtml?p=irol-eventDetails&c=113226&eventID=5232527 no later than the starting time of the conference call.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	CEB Inc.’s press release for the second quarter 2016 earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEB Inc.
(Registrant)
Date: July 26, 2016

	By:	/s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	CEB Inc.’s press release for the second quarter 2016 earnings.